BNC BANCORP

BANKS STREET PARTNERS, LLC
Mergers, Strategy, Capital

BNC Bancorp Gulf South Bank Conference May 5, 2010 Exhibit 99.1

Forward-Looking Statements

This presentation contains forward-looking statements relating to the financial condition, results of operations and business of BNC Bancorp and its subsidiary Bank of North Carolina.  These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of
BNC Bancorp, and the information available to management at the time that this presentation was prepared.
Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: (i) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services; (ii) changes in the interest rate environment may reduce net interest margins and/or the volumes and values of loans made or held as well as the value of other financial assets held; (iii) competitive pressures among depository and other financial institutions may increase significantly; (iv) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BNC Bancorp is engaged; (v) local, state or federal taxing authorities may take tax positions that are adverse to BNC Bancorp; (vi) adverse changes may occur in the securities markets; (vii) competitors of BNC Bancorp may have greater financial resources and develop products that enable them to compete more successfully than BNC Bancorp; (viii) costs or difficulties related to the integration of Beach First National Bank (“Beach First”) may be greater than expected; (ix) expected cost savings associated with our acquisition of Beach First may not be fully realized or realized within the expected time frame; and (x) deposit attrition, customer loss or revenue loss following our acquisition of Beach First may be greater than expected.  Additional factors affecting BNC Bancorp and Bank of North Carolina are discussed in BNC Bancorp’s filings with the Securities and Exchange Commission (the “SEC”), Annual
Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.  Please
refer to the Securities and Exchange Commission’s website at www.sec.gov where you can review those documents.  BNC Bancorp does not undertake a duty to update any forward-looking statements made during this presentation.

Quality Competence Discipline 3

BNC Bancorp Highlights
•
11
th
largest bank headquartered in North Carolina (7
th
Pro forma with Beach First)
• $1.63 billion in assets as of March 31, 2010
• Annual Regulatory Exam completed in Q1 2010
• 90% of historic growth has been organic
• History of strong core earnings and declared dividends
• Profitable every quarter since 1994
•
Excellent branch locations and market presence across key markets
• Strong market share in key markets across BNC core markets along I-85 / I-40 / I-77 / I-73 corridors
• Slower price value appreciation and therefore less severe downturn in property values
• Recent expansion into coastal South Carolina through FDIC assisted purchase of Beach First
National Bank
•
Strong asset quality
• NPAs/Assets of 2.04% at Q1 2010 versus peer median of 3.58%
• Well reserved with Allowance for Loan Losses / Total Loans of 1.60% as of March 31, 2010, up
from the 1.44% reported at March 31, 2009 and consistent with the 1.60% of total loans outstanding at December 31, 2009
• Most of the credit team endured the real estate downturns of the 80s and 90s; the team has perspective, experience, and seasoned judgment
•
Continued profitability in Q1 2010
• Net income to common shareholders of $886,000, or $0.12 per share, an increase of 1% from Q1
2009
• Net interest margin of 3.47%, a 36-basis-point increase from a year prior
• Declared a quarterly dividend in Q1 2010 of $0.05 per share

BNC BANCORP

1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Net Loans CAGR = 24.6%
Assets CAGR = 26.8%
Deposits CAGR = 27.0%
2000Q4
2001Q4
2002Q4
2003Q4
2004Q4
2005Q4
2006Q4
2007Q4
2008Q4
2009Q4
2010Q1

Franchise Overview:
Consistent Growth and Profitability
5 Note: Acquired SterlingSouth Bank in Greensboro ($160 million in assets) in July, 2006, as well as Beach First National Bank (approximately
$614 million in assets) from the FDIC as receiver in April 2010. Results from the Beach First deal are not reflected in this table.

Franchise Overview: Consistent Growth and Profitability 6 Note: Dollars in millions except per share data Earnings per Share Pre-Tax Pre-Provision Net Revenues

Winston-Salem
Greensboro
NORTH
CAROLINA
Charlotte
Sardis
Centenary
Aynor
Loris
NORTH CAROLINA
Shallotte
Mayesville
Sumter
Coward
Pamplico
Brittons Neck
Longs
Holden Beach
Olanta
Scranton
Little River
Ocean Isle Beach
Long Beach
Millwood Gardens
Turbeville
Conway
Privateer
Lake City
Johnsonville
Sardinia
Cades
Atlantic Beach
Alcolu
Hemingway
Indiantown
Manning
Socastee
Kingstree
Nesmith
Myrtle Beach
SOUTH
Summerton
CAROLINA
Greeleyville
Plantersville
Murrells Inlet
Garden City Beach
Lane
Trio
Andrews
Santee
St. Stephen
Georgetown
Eutawville
Holly Hill
Cross
Harleyville
St. George
Moncks Corner
Cordesville
Ridgeville
McClellanville
Summerville
Goose Creek
Hanahan
Wando
Cottageville
North Charleston
Walterboro
St. Andrews
Mount Pleasant
Charleston
Hollywood
James Island
Meggett
Folly Beach
Wadmalaw Island
Edisto Island
Hardeeville
Bloomingdale
Savannah
Tybee Island

Franchise Overview:
Branch Locations and Market Overview

•
24 locations in North Carolina and South Carolina
• 17 locations along the 1-85/ I-40/ I-77/ I-73 corridors in North Carolina
• 7 additional locations in South Carolina acquired through the Beach First National Bank
P&A: 1 in North Myrtle Beach, 3 in Myrtle Beach, 1 in Pawleys Island, and 2 in Hilton Head
Bank of North Carolina
Offices
BNC Bank Offices

North Carolina Franchise Overview:
Market Demographics and Position

•
Growth Markets:
• Concord, NC in Cabarrus County; Population:  66,300;  The population of Concord more than doubled during the 10-year period from 1990 to 2000;  Population growth of 18% since 2000
• Lake Norman Area;  Includes Mooresville, Huntersville, Davidson and Cornelius;
Population:  Approximately 91,000;  Population growth 47.2% since 2000;
Demographics exceed National and State Averages for wealth, income, and education
• Both markets considered Metro Charlotte, population of more than 1.5 million
Deposit data as of June 30, 2009
Source: FDIC, ESRI (U.S. Census),
www.city-data.com,
SNL Financial
County
Market
Rank
Number of
Branches
Deposits in
Market
Deposit
Market
Share (%)
Total
Population
2009
Projected Population
Change 2009-2014 (%)
Median HH
Income 2009
($)
Projected HH Income
Change 2009-2014 (%)
Guilford 5 6 632,132 6.53 476,896 6.49 56,264 6.83
Davidson 1 4 551,631 26.32 159,673 3.32 47,411 3.68
Randolph 9 1 47,412 2.59 142,555 4.11 47,059 6.67
Rowan 10 1 40,161 2.72 139,607 3.71 46,826 4.56
Forsyth 13 2 36,534 0.20 349,532 6.96 55,686 4.55
Cabarrus 11 2 24,256 1.19 173,392 14.81 60,301 6.82
Iredell 18 1 12,871 0.57 160,602 14.54 53,943 2.14
BNC Bancorp Franchise 17 1,344,997 1,602,257 5.26 48,721 5.36
Weighted Average State of North Carolina 9,370,242 8.13 51,418 4.31
National 309,731,508 4.63 54,719 4.06

Overview of South Carolina Franchise
•
Beach First National Bank was founded in 1996
•
The parent holding company, Beach First National Bancshares, Inc., was previously traded on the NASDAQ under the symbol “BFNB”
•
Beach First National Bank served the Grand Strand and Hilton Head Island markets with seven banking offices
•
Branch locations include 3 in Myrtle Beach, 1 in North Myrtle Beach, 2 in Hilton
Head, and 1 in Pawleys Island
•
Voted “Best Community Bank” in Myrtle Beach 2 of the last 3 years by the Myrtle
Beach Herald
•
Strong deposit market and retail following
•
#1 ranked market share in Myrtle Beach, according to 2009 data provided by SNL
Financial
•
Overall 19th deposit market share in the state of South Carolina
•
Attractive deposit mix
•
Minimal brokered deposits (approximately 5% of total deposits)
•
Favorable long-term demographics

South Carolina Franchise Overview:
Market Demographics and Position

Deposit data as of June 30, 2009
Source: FDIC, ESRI (U.S. Census),
www.city-data.com,
SNL Financial
• Growth Markets:
• Myrtle Beach MSA represents approximately pro forma 22.7% of the BNC franchise
• Projected population growth in South Carolina franchise of 14.5% between 2009 and
2014, including projected population growth of 16.2% in the Myrtle Beach MSA
• Myrtle Beach MSA previously experienced 34.5% population growth from 2000-2009
• Additionally, Beaufort County projects population growth of approximately 11.6%
between 2009 and 2014
County
Market
Rank
Number of
Branches
Deposits in
Market
Deposit
Market
Share (%)
Total
Population
2009
Projected Population
Change 2009-2014 (%)
Median HH
Income 2009
($)
Projected HH Income
Change 2009-2014 (%)
Horry 4 4 436,554 7.84 264,423 16.22 46,996 4.1
Beaufort 15 2 96,472 2.72 157,963 11.64 62,527 1.16
Georgetown 10 1 43,662 3.71 62,931 4.08 45,158 6.12
BNC Bancorp Franchise 7 576,688 485,317 14.54 49,455 3.76
Weighted Average State of South Carolina 4,524,760 6.1 48,210 4.74
National 309,731,508 4.63 54,719 4.06

Franchise Overview:
Q1 2010 Financial Highlights

• Net income of $1.39 million for Q1 2010
• Diluted EPS of $0.12.  Continued record of profitability every quarter since 1994
• Increase in Net Interest Income of 10.8% from a year prior
• NPAs/Assets of 2.04%, well below regional peer group median of 3.58%, and the SNL Bank Index components average of 3.46%
• Continued progress towards our core deposit growth initiatives, with an overall year over year increase in deposits of 5% since Q1 2009
• Interest bearing demand deposits and savings increased by $146.6 million
• Retailed time deposits increased by $134.3 million
• Wholesale time deposits decreased by $221.7 million year over year

CD Portfolio:
Extending in a Low Rate Environment

(In thousands)
Remaining Maturity 2009 2008 2007 2006 2005 2004 2003
Maturities Less than 1 Year 310,447 637,363 487,770 394,084 166,420 129,837 72,584
Maturities 1+ to 2 Years 95,144 97,304 52,699 116,673 123,929 58,509 32,774
Maturities 2+ to 5 Years 212,908 77,444 13,114 8,017 21,813 17,330 7,724
Maturities 5+ to 15 Years 32,610 5,974 6,155 6,471 5,954 - -
Total CD's 651,109 818,085 559,738 525,245 318,116 205,676 113,082
Weighted Avg Remaining Maturity 20.42 9.43 7.58 9.66 14.55 12.00 11.86
Weighted Avg Rate 2.81% 3.24% 4.84% 4.75% 3.72% 2.46% 2.04%
% of CD's Less than 1 Year 47.7% 77.9% 87.1% 75.0% 52.3% 63.1% 64.2%
December 31,
Low Rate Environment-Extending Low Rate Environment-Extending High Rate Environment
Reducing Duration

Diversified Loan Portfolio
13 1
Peer financial data as of December 31, 2009; regulatory data.  Represents most recent data available at the time of this presentation.
Loan Composition - $1.09 billion
7,334 Loans
• Small average loan balance: $148,490
• Strong loan quality
• NPLs / Loans of 1.18% as of Q1 2010 versus peers of
3.06%
1
• Experienced credit team with average tenure of >
25 years and experience through various economic
and credit cycles
• Construction, Acquisition and Development, and
Land Portfolio has been reduced 26% over the last
18 months from $306M to $227M
• Residential and Commercial A&D balances have been
reduced 42%, or $28 million over the 18 month period
• Credit Risk Management has been engaged by the
Audit Committee to perform independent credit
review semi-annually
• 10 Year Relationship
• Upon completion, CRM reports directly to a joint
meeting of the Audit and Loan Committees of the
Board of Directors
• Also been instrumental in providing credit training,
policy maintenance, and comprehensive underwriting
tools

BNC BANCORP

4.00%
3.00%
2.00%
1.00%
0.00%
BNCN
Peers
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
BNCN
Peers
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
BNCN
Peers
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1

2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
BNCN
Peers
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1

Loan Portfolio and Asset Quality:
Superior Asset Quality Relative to Peers

Note: Peers include publicly traded banks with assets between $1 and $3 billion in NC, SC, WV and VA (SCBT, VCBI, CHCO, UBSH, FCBC, FNBN,
YAVY, NBBC, CFNL, SCMF, CBKN, SMMF, EVBS, CRFN, MBRG, PEBK, FOFN, FSBK, ECBE, and CSBC)
Source: SNL Financial and BNC Bancorp filings
NPAs + 90 Days Delinquent / Assets Reserves / Loans
NPAs + 90 Days Delinquent / Equity + Reserves Net Charge-Offs / Average Loans

Loan Portfolio and Asset Quality:
Credit Quality Statistics

Balances as of March 31, 2010
(In thousands)
Loan Type Current Balance
% of Total
Balance
Non-Accrual
Loans
Non-Accrual /
Current Balance OREO
30-89 Days
Delinq.
90+ Days
Delinq.
Year-to-Date
Charge-offs
1-4 Family Const $44,690 5.5% $1,117 0.07% $0 $912 $0 $395
Const, A&D, Land Dev 181,778 18.1% 907 0.76% 16,556 458 0 419
Farmland 864 0.1% 0 0.00% 0 0 0 0
Equity Lines 79,563 7.7% 413 0.02% 0 44 0 92
1-4 Family 186,379 16.0% 1,683 0.13% 1,736 1,192 0 191
Multi-Family 30,172 2.8% 0 0.00% 0 0 0 0
Comm'l Owner Occupied 142,539 11.9% 1,989 0.02% 0 259 0 55
Comm'l Investment 288,081 25.4% 2,389 0.02% 2,034 16 0 1,190
C&I 111,251 10.1% 4,036 0.08% 0 59 0 410
Consumer & Leases 23,303 2.5% 8 0.01% 0 10 0 124
Total $1,088,620 100.0% $12,542 1.12% $20,326 $2,950 $0 $2,876

Loan Portfolio and Asset Quality:
Construction, A&D and Land Loan Portfolio

Balances as of March 31, 2010
(Dollars in millions)
% of Total
Loans
3/31/2010 9/30/2008 18-Month Change
CONSTRUCTION, A&D, LAND
20.9% $227.4 $306.2 -25.7%
Residential Construction 19.7% 44.7 89.3 -49.9%
Presold 7.7% 17.6 19.2 -8.3%
Speculative 11.9% 27.1 70.1 -61.3%
Loan size - Over $400,000 3.9% 8.8 25.3 -65.2%
Loan size - $200,000 to $400,000 4.9% 11.1 26.6 -58.3%
Loan size - Under $200,000 3.2% 7.2 18.2 -60.4%
Commercial Construction 18.9% 43.0 65.8 -34.7%
Loan size $5.0 to $8.0 million 0.0% 0.0 0.0 0.0%
Loan size $3.0 to $5.0 million 5.3% 12.0 31.8 -62.3%
Loan size $1.0 to $3.0 million 8.9% 20.2 19.6 3.1%
Loan size - under $1 million 4.7% 10.8 14.4 -25.0%
Residential and Commercial A&D 16.9% 38.5 66.0 -41.7%
Loan size $5.0 to $6.0 million 5.1% 11.6 5.6 107.1%
Loan size $3.0 to $5.0 million 3.3% 7.6 17.4 -56.3%
Loan size $1.0 to $3.0 million 6.8% 15.4 31.3 -50.8%
Loan size - under $1 million 1.7% 3.9 11.7 -66.7%
Land 44.5% 101.2 85.1 18.9%
Residential Buildable Lots 17.9% 40.6 26.6 52.6%
Commercial Buildable Lots 7.6% 17.3 13.8 25.4%
Land held for development 12.4% 28.2 30.0 -6.0%
Raw and Agricultural Land 6.6% 15.1 14.7 2.7%

Loan Portfolio and Asset Quality:
Commercial Real Estate Portfolio

Balances as of March 31, 2010
(Dollars in millions)
% of Total
Loans
3/31/2010 9/30/2008 18-Month Change
COMMERCIAL REAL ESTATE
42.4% $461.2 $340.2 35.6%
Multi-Family 6.5% 30.2 10.8 179.6%
Churches 3.6% 16.4 13.4 22.4%
Retail 66.6% 307.2 217.7 41.1%
Owner Occupied 19.3% 89.0 66.8 33.2%
Investment 47.3% 218.2 150.9 44.6%
Loan size - $5.0 to $6.0 million 8.9% 40.9 12.1 238.0%
Loan size - $3.0 to $5.0 million 7.7% 35.5 19.1 85.9%
Loan size - $1.0 to $3.0 million 15.7% 72.6 59.4 22.2%
Loan size - under $1 million 15.0% 69.2 60.3 14.8%
Industrial 22.4% 103.5 93.0 11.3%
Owner Occupied 7.9% 36.3 34.5 5.2%
Investment 14.6% 67.2 58.5 14.9%
Loan size - $5.0 to $6.0 million 1.1% 5.1 5.1 0.0%
Loan size - $3.0 to $5.0 million 0.7% 3.3 3.5 -5.7%
Loan size - $1.0 to $3.0 million 6.5% 29.9 22.9 30.6%
Loan size - under $1 million 6.3% 28.9 27.0 7.0%
Other 0.8% 3.9 5.3 -26.4%

Loan Portfolio and Asset Quality:
Non-Owner Occupied CRE Portfolio

Diversified, Small Concentrations
Balances as of March 31, 2010
(Dollars in Thousands)
Property Type Current Exposure
% of CRE
Non-Owner
Occupied
% of Total
Loans
Office - Professional & Management
$47,112 16.4% 4.3%
Retail Centers 32,116                      11.2% 3.0%
Hotels and Motels - National Chains
34,630                      12.1% 3.2%
Manufacturing and Industrial 26,773                      9.3% 2.5%
Office Multi-use
23,422                      8.2% 2.2%
Showroom Space 8,068                        2.8% 0.7%
Restaurants
19,349                      6.7% 1.8%
Residential Buildings and Dwellings
11,380                      4.0% 1.0%
Miniwarehouses and Self-Storage Units
13,903                      4.8% 1.3%
New & Used Car Dealers
10,911                      3.8% 1.0%
Office - Finance & Insurance 8,112                        2.8% 0.7%
Office - Medical
10,906                      3.8% 1.0%
Child Day Care Services
7,092                        2.5% 0.7%
Automotive Repair & Care
5,810                        2.0% 0.5%
Golf Courses and Country Clubs
4,011                        1.4% 0.4%
Retail Single-Use 14,003                      4.9% 1.3%
Non-Profits/Government
1,756                        0.6% 0.2%
Construction Industry 5,092                        1.8% 0.5%
Wholesale Trade - Single Use 2,688                        0.9% 0.2%
   Total CRE - Non-Owner Occupied 287,133                    100.0% 26.4%
Office:  No deal larger than $4mm
Retail:  No deal larger than $5mm
Strong Credit-Tenant Deals
Hotels:  Diversified by Area
Examples:
Hilton Garden Inn
Holiday Inn Express
Hampton Inn
Restaurants:  National Chain-
Credit Tenants
Examples:
Bojangles- multiple locations
IHOP

19 Quality Competence Discipline

Experienced Management
• Strong culture of management and employee ownership
• Experienced and established management team with average tenure of more than 25 years
• Insider ownership of more than 19.7%

Name
Prior
Experience
Years of
Experience Current Position
W. Swope Montgomery, Jr. Wachovia,
SunTrust
39
President &
Chief Executive Officer
Richard D. Callicutt II Wachovia,
FirstUnion
29
Executive Vice President &
Chief Operating Officer
David Spencer KPMG,
FirstSouth Bank
25
Executive Vice President &
Chief Financial Officer
Tom Nelson Bank of
America
25 Chief Credit Officer
Reid Marks Bank of
America
34
Commercial Banking
Manager

Veteran Credit Team

Red denotes those in banking during real estate problems of early `80s
• Experienced credit team with average tenure of greater than 25 years and experience through various economic and credit cycles
Name Title at BNC Experience, Positions Held
Years of Banking
Experience
Tom Nelson Chief Credit Officer Bank of America, Credit Policy and Underwriting, Former USMC Aviator 25
Larry Brown Sr Credit Officer - Corporate Wachovia Bank. Commercial Lending, Area Credit Officer 43
Janet Helms Sr Credit Officer - South Region Wachovia Bank/First Union. Commercial RE Underwriting 26
Mike Thomas Sr Credit Officer - Real Estate BB&T, Credit Admin - Real Estate Development 23
Daren Fuller Sr Credit Info Officer LSB, Credit Administration 17
Link Ward Sr Credit Officer - Consumer BB&T, Wachovia 21
Ben Parks Credit Review Wachovia, Bank of America 40
Amy Likens Sr Credit Analyst - South Region Wachovia, Senior Loan Review and Risk Officer 21
Christine O'Brien Sr Credit Analyst - Triad Region First Charter, Commercial Loan Analyst Manager 12
Reid Marks Triad Comm Banking Mgr Bank of America, Commercial and Middle Market President 34
Bill Connolly Concord City Executive BB&T, SouthTrust, FirstCharter, Business Banking Exec of NC 36
Dana Ritchie Harrisburg City Executive CCB (SunTrust), Commercial Lending 35
Earl Snipes Thomasville City Executive LSB, Senior Commercial Lender 33
Heather Grossnickle Greensboro City Executive SunTrust, BB&T, BofA, Regional Commercial Team Manager 29
Mark Lewis Salisbury City Executive Wachovia, CCB (SunTrust), Commercial Loan Manager 25
John Bencini High Point City Executive High Point Bank, Commercial Banking Manager 19
Rob Ellenburg Mooresville City Executive First Charter, SouthTrust, City Executive Lake Norman Region 11
Randy Carda High Point Commercial Banker First Citizens, BB&T, Credit Policy Officer, Market Executive 21
Bill McMurray Lexington Region Executive First Union, Market President, Commercial Banking Mgr 38
Brent Bridges Triad Region Commercial Bkg Wachovia, BofA, City Executive, Commercial Banking Mgr 30
Jim Bowman Triad Commercial Real Estate Centura, 1st Home Federal, Manager, A&D and Construction 36

Core Deposit Growth Initiatives

•
Retail Banking
•
In early 2009, hired seasoned Retail Banking Manager from Wachovia
•
Creating consistency in delivery, service, products, and sales throughout the retail footprint
•
Creating greater levels of accountability and rewards for performance
•
Treasury Services
•
In mid 2008, hired seasoned Treasury Services Professional from Wachovia
•
Previous clients included major US municipalities
•
Hired four calling officers with Treasury experience to market this platform
•
Additionally, Beach First has a strong treasury group which has been very successful in the property management and HOA sectors in market
•
Private Banking
•
In second quarter of 2009, hired seasoned premiere banking manager from Bank of
America
•
Recruiting premier and private bankers for the affluent markets of Greensboro,
Concord, and Lake Norman areas
•
Goals per Banker: $60 million in core deposits, $40 million in executive loans, $50 million in investment product referrals

Leverage Transaction Highlights

• Bought Government Agency MBS at attractive yields and at prices between 98 and
102
• Purchased municipal securities with strong underlying ratings and AAA insurance
• Assured Guaranty and Texas School District Fund as primary insurers
• Funded overnight initially, which acted as a hedge to our Prime based loan portfolio
• Lead bank in structuring a funding transaction that allowed BNC to lock in five year UNSECURED funding at an effective cost of 2.95%
• Earnings have helped cover cost of CPP dividends, provision and continuing efforts to build  infrastructure with exceptional talent
• Unsecured funding allowed BNC to pay off $300 million in FHLB borrowings, thus reducing the FHLB stock requirement by $10 million
• Increased on-balance sheet liquidity from 9% to 30% during a time when liquidity is a priority for safety and soundness

24 Quality Competence Discipline

FDIC Assisted Transaction Timeline

August 2009
– Met with Banks Street Partners, LLC (BSP) to discuss assisted transaction opportunities
September 2009
– BSP and management presents to BNC Board of Directors modeling on specific potential transactions; BSP engaged as financial advisor
October 2009
– Company engages Womble Carlyle in Atlanta as special legal counsel; face-to-face discussions held with state and federal regulators
October 2009-January 2010
– Company explores offensive capital opportunities
November 2009-
DD&F Consulting engaged to begin assisting Functional Leaders with strategic plans for takeover weekend and post FDIC deal integration
January 2010 to March 2010
– BNC management meets with various winners of previous FDIC transactions to better understand the bid preparation methodology and the necessary infrastructure build to meet loss share and workout requirements.
February 2010
– Bank of North Carolina’s regulatory exam is completed
March 2010
– Management and BSP evaluate Beach First National Bank assisted transaction and decide to pursue first bid
Final Month
•Team of 12 employees conduct week-long onsite due diligence at Beach First National Bank headquarters
•Management evaluates pro forma balance sheet and arrives at final bid
•Transaction completed

Strategic Rationale For Beach First Deal
•
Earn our way through the credit cycle
•
Immediately accretive to earnings per share and tangible book value per share
•
Opportunity to enhance core earnings
•
Improves funding mix.  Strong core deposit growth opportunities
•
Protect our balance sheet
•
Loss-share agreement protects Bank of North Carolina on acquired loans
•
Higher pro forma capital levels at both the bank and holding company
•
Strong balance sheet liquidity
•
Prepare for the future
•
Expands Bank of North Carolina’s presence into South Carolina
•
Presents opportunity to grow core deposit franchise
•
Future opportunities for growth due to continued market disruption

On the Offensive

• Beach First transaction is evidence of BNC’s plan to be an opportunistic and disciplined consolidator in the banking industry
• Managements sees multiple attractive opportunities in our current and contiguous markets
• Envision building a larger franchise through a combination of strong organic growth and opportunistic transactions which can provide meaningful franchise value
• BNC acknowledges that offensive capital may be required from time to time to fund certain of these opportunities.  Management has resisted raising excessive offensive capital at depressed valuation metrics over the past eighteen months.
• Contingent capital for specific transactions provides a win-win for existing and new shareholders
• Will consider non-contingent capital raises that can be supported by known organic growth opportunities

The Place to Be, for All the Right Reasons
No Customer, Employee, Director, or Financial
Representation is worth compromising the Integrity
of our Organization.  The Integrity of BNC is its most
cherished Asset.